UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38185	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of All Assets of BaroFold, Inc.

On December 12, 2017, Pressure BioSciences, Inc. (the “Company”) and BaroFold, Inc. (“BaroFold”) signed an Asset Purchase Agreement (the “Agreement”) for the Company to acquire all of BaroFold’s assets. The acquisition closed on December 12th with the Company’s issuance of one hundred fifty thousand (150,000) restricted shares of the Company’s common stock to BaroFold and with the transfer of all of BaroFold’s assets to the Company. Following the closing, the Company is to pay, by December 29, 2017, $150,000 as part of the purchase price of the assets. Among the assets acquired were all patents, equipment, and intellectual property relating to BaroFold’s PreEMT high-pressure protein refolding technology.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by the complete text of the document attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the securities described in Item 1.01 was completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the issuance of the securities took place directly between BaroFold and the Company.

Item 8.01 Other Events.

On December 13, 2017, the Company issued a press release announcing the acquisition of all of BaroFold’s assets.

A copy of the press release of the Company is included as Exhibit 99.1 of this Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Asset Purchase Agreement between Pressure BioSciences, Inc. and BaroFold, Inc., dated December 12, 2017.*

99.1	Press Release, dated December 13, 2017.

* We have omitted certain schedules to this agreement in accordance with Item 601(b)(2) of Regulation S-K, and we will supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: December 18, 2017	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President